UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2005
PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26658 (Commission File Number)	94-3148201 (IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California	94085-4521
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 774-0330
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01	Other Events.
     On December 19, 2005, Pharmacyclics, Inc. issued a press release relating to the results of its Phase 3 SMART trial of Xcytrin® in patients with brain metastases from lung cancer. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.
     The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated December 19, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
          (c) Exhibits

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 19, 2005, entitled, “Pharmacyclics announces results from Phase 3 SMART trial of Xcytrin® for lung cancer brain metastases”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2005

PHARMACYCLICS, INC.
By:	/s/ LEIV LEA
	Name:	Leiv Lea
	Title:	Vice President, Finance and Administration, Chief Financial Officer and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 19, 2005

Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 19, 2005, entitled, “Pharmacyclics announces results from Phase 3 SMART trial of Xcytrin® for lung cancer brain metastases”.